UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

September 9, 2008

Date of Report (date of Earliest Event Reported)

Middle Kingdom Alliance Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000 - 52358	20-4293876
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

333 Sandy Springs Circle, Suite 223, Atlanta, GA 30328

(Address of principal executive offices and zip code)

(404) 257-9150

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

IMPORTANT NOTICES

Middle Kingdom Alliance Corp. (“Middle Kingdom”) and its directors and executive offices may be deemed to be participants in the solicitation of proxies for the special meeting of Middle Kingdom’s stockholders to be held to approve the proposed acquisition discussed in the press release attached as Exhibit 99.1. Each of Middle Kingdom’s officers and directors is a common stockholder of Middle Kingdom, and therefore have no rights to any liquidation distribution Middle Kingdom makes with respect to the Class B shares sold in its initial public offering (“IPO”). Therefore, their equity holding will be worthless if Middle Kingdom does not acquire a target business within two years of the IPO as required by Middle Kingdom’s Certificate of Incorporation, unless an extension to such time is approved by its stockholders. Stockholders of Middle Kingdom and other interested persons are advised to read Middle Kingdom’s preliminary proxy statement and definitive proxy statement, when available, in connection with Middle Kingdom’s solicitation of proxies for the special meeting because these proxy statements will contain important information.

The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the proposed acquisition. Stockholders will also be able to obtain a copy of the definitive proxy statement without charge from Middle Kingdom. The preliminary proxy statement and definitive proxy statement, once available, may also be obtained without charge at the U.S. Securities and Exchange Commission’s internet site at www.sec.gov.

This Current Report on Form 8-K, including the exhibit contained herein, contains forward-looking statements that involve substantial risks and uncertainties. Other than statements of historical facts, all statements included in this report regarding Pypo Digital Company Limited’s (“Pypo Cayman,” and together with its subsidiaries and affiliates, “Pypo”) or Middle Kingdom’s (together with Pypo, the “parties”) strategy, future operations, future financial position, prospects, plans and objectives of management, as well as statements, other than statements of historical facts, regarding Pypo’s industry, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The parties may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements, and investors should not place undue reliance on the forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements made by the parties. Important factors that could cause actual results or events to differ materially from the forward-looking statements, include among others: the number and percentage of Middle Kingdom Class B stockholders voting against the business combination; changing principles of generally accepted accounting principles; outcomes of government reviews, inquiries, investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the business in which Pypo Cayman is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other distributers of wireless telecommunications devices and products; the time to develop and market new services and products; general economic conditions; and geopolitical events and regulatory changes. Further, the forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, collaborations or investments made by the combined company. Neither Middle Kingdom nor Pypo assumes any obligation to update any forward-looking statements.

Item 7.01	Regulation FD Disclosure.

Attached as Exhibit 99.1 is the press release filed in connection with Middle Kingdom’s September 9, 2008 announcement of its proposed business combination with Pypo.

The information in Exhibit 99.1 is not “filed” pursuant to the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any registration statements filed under Securities Act of 1933, as amended. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

Item 9.01	Financial Statement and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

99.1 Press release of Middle Kingdom Alliance Corp. dated September 9, 2008

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Middle Kingdom Alliance Corp.

Date:	September 9, 2008	By:	/s/ David A. Rapaport
David A. Rapaport, General Counsel & Secretary